                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, William M. Hoffman, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of October, 1997.


                                             /s/ William M. Hoffman
                                             --------------------------
                                             William M. Hoffman

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 5th day of October, 1997.



                                             /s/ William F. Compton
                                             ----------------------------
                                             William F. Compton

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of October, 1997.


                                             /s/ Eugene P. Conese
                                             ---------------------------
                                             Eugene P. Conese

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of October, 1997.


                                             /s/ John W. Bachmann
                                             -----------------------------
                                             John W. Bachmann

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of October, 1997.

                                             /s/ Thomas H. Jacobsen
                                             ---------------------------
                                             Thomas H. Jacobsen

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of October, 1997.


                                             /s/ David M. Kennedy
                                             ---------------------------
                                             David M. Kennedy

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of October, 1997.


                                             /s/ Myron Kaplan
                                             ----------------------------
                                             Myron Kaplan

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Merrill A. McPeak, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of October, 1997.


                                             /s/ Merrill A. McPeak
                                             ----------------------------
                                             Merrill A. McPeak

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Tumblin, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of October, 1997.


                                             /s/ Stephen M. Tumblin
                                             ----------------------------
                                             Stephen M. Tumblin

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Meagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of October, 1997.


                                             /s/ Thomas F. Meagher
                                             ----------------------------
                                             Thomas F. Meagher

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of October, 1997.


                                             /s/ William O'Driscoll
                                             ----------------------------
                                             William O'Driscoll

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of October, 1997.



                                             /s/ G. Joseph Reddington
                                             ----------------------------
                                             G. Joseph Reddington

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of October, 1997.


                                             /s/ Blanche M. Touhill
                                             ----------------------------
                                             Blanche M. Touhill

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that I, William W. Winpisinger, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Michael J. Palumbo, Richard P. Magurno and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-8 for TRANS WORLD AIRLINES, INC. in connection with the Company's registration of participation interests issuable pursuant to the Company's Retirement Savings Plan for Flight Attendants of Trans World Airlines, Inc., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed public offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 4th day of October, 1997.

                                             /s/ William W. Winpisinger
                                             ----------------------------
                                             William W. Winpisinger